                                                                    EXHIBIT 31.2

                      NUTRITION MANAGEMENT SERVICES COMPANY
                           A PENNSYLVANIA CORPORATION
                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER
                            Section 302 Certification

I, Linda Haines, certify that:
     1. I have  reviewed  this  quarterly  report  on  Form  10-Q  of  Nutrition
        Management Services Company;
     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such  statements  were made, not  misleading  with respect to the period covered by this quarterly report;
     3. Based on my knowledge,  the financial  statements,  and other  financial information  included in this  quarterly  report,  fairly present in all material  respects the financial  condition,  results of operations  and cash flows of the  registrant  as of, and for, the periods  presented in this quarterly report;
     4. The  registrant's  other  certifying  officers and I are responsible for establishing  and  maintaining  disclosure  controls and  procedures (as defined in Exchange Act Rules 13a-15e and  15d-15(e)) for the registrant and have:
        a) designed  such  disclosure  controls and  procedures,  or caused such
           disclosure   controls  and   procedures  to  be  designed  under  our
           supervision,  to ensure  that  material  information  relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
        b) evaluated the effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period  covered by this report  based on such  evaluation;
           and
        c) disclosed  in this  report  any change in the  registrant's  internal
           control  over   financial   reporting   that   occurred   during  the
           registrant's most recent fiscal quarter that has materially affected, or is  reasonably  likely  to  materially  affect,  the  registrant's internal control over financial reporting; and
     5. The registrant's other certifying  officers and I have disclosed,  based on our most recent  evaluation,  to the  registrant's  auditors  and the
        audit  committee  of   registrant's   board  of  directors  (or  persons
        performing the equivalent functions):
        a) all  significant  deficiencies in the design or operation of internal controls which could  adversely  affect the  registrant's  ability to record,  process,  summarize  and  report  financial  data  and  have identified for the registrant's  auditors any material  weaknesses in internal controls; and
        b) any fraud, whether or not material, that involves management or other employees who have a significant  role in the  registrant's  internal control over financial reporting.

       Date: 1/12/05                                 /s/ Linda Haines
            --------                                 ---------------------------
                                                     Linda Haines
                                                     Principal Financial Manager